U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 22, 2003


                              X-NET SERVICES CORP.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Nevada                      000-49722               87-0671807
-------------------------------   ------------------------    ----------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation) No.)                                   Identification

       4933 East Highway 60
         Rogersville, MO                               65742
 -------------------------------                     ----------
 (Address of Principal Executive                     (Zip Code)
             Offices)

                                 (417) 890-6556
               ---------------------------------------------------
              (Registrant's telephone number, including area code)



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     The undersigned Registrant hereby amends Item 7 of its current report on Form 8-K dated August 22, 2003 to file the following additional financial statements:


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of businesses acquired.

         The following unaudited financial statements are included in this amendment no. 1 to the current report on Form 8-K dated August 22, 2003 immediately following the signature page:

                  Unaudited Financial Statements of Third Millennium Industries, Inc. as of June 30, 2003 and for the six months then ended.

                  Unaudited Financial Statements of Campers World, Inc. as of June 30, 2003 and for the six months then ended.

                  Unaudited Financial Statements of Clear Lake Trailers, Inc. as of June 30, 2003 and for the six months then ended.

                  Unaudited Financial Statements of Twister Trailers Manufacturing, Inc. as of June 30, 2003 and for the six months then ended.

(b) Pro forma financial information.

         The following unaudited pro forma financial information is included in this amendment no. 1 to the current report on Form 8-K dated August 22, 2003 immediately following the unaudited financial statements described above:

                  The Unaudited Pro-forma Condensed Combined Balance Sheet as of June 30, 2003, and the related Unaudited Pro-forma Condensed Combined Statements of Operations for the six months ended June 30, 2003 and the year ended December 31, 2002, which give effect to the acquisition by X-Net Services Corp. of all issued and outstanding shares of capital stock of Third Millennium Industries, Inc. in a transaction accounted for as a reverse acquisition.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                X-Net Services Corp.



Dated: October 31, 2003                         By /s/ Dennis K. DePriest
                                                  ------------------------------
                                                   Dennis K. DePriest
                                                   President

                        THIRD MILLENIUM INDUSTRIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                  JUNE 30, 2003


ASSETS

Current Assets:
      Cash                                                     7,676
      Accounts receivable, net                                     -
      Inventory                                                    -
      Other current assets                                   153,752

      Total current assets                                   161,428

      Property and equipment, net                            368,337
      Other long-term assets, net                                  -

Total Assets                                                 529,765


LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities:
      Notes payable                                          388,875
      Accounts payable                                       420,685

      Total current liabilities                              809,560

      Long-term debt                                               -

Total liabilities                                            809,560

Stockholders' Equity
      Common stock, par value $.0001,
      50,000,000 shares authorized,
      10,200,000 shares issued and
      outstanding                                              1,000
      Additional paid-in capital                             462,350
      Accumulated deficit                                   (743,145)

      Total stockholders' equity                            (279,795)

Total Liabilities and Stockholders' Equity                   529,765

                        THIRD MILLENIUM INDUSTRIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                              THROUGH JUNE 30, 2003


REVENUES

Sales                                                              -
Cost of Sales                                                      -

Gross Profit                                                       -

OPERATING EXPENSES
      Selling, general and administrative
      expenses                                               366,468
      Other expenses                                               -

      Total Operating Expenses                               366,468

      Other Income (Expense)                                       -

Net (loss) income                                           (366,468)

                               CAMPERS WORLD, INC.
                                  BALANCE SHEET
                                  JUNE 30, 2003

ASSETS

Current Assets:
      Cash                                                     17,497
      Accounts receivable, net                                740,658
      Inventory                                             3,933,048
      Other current assets                                      5,744

      Total current assets                                  4,696,947

      Property and equipment, net                             261,006
      Other long-term assets, net                              11,319

Total Assets                                                4,969,272


LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities:
      Notes payable                                                 -
      Accounts payable                                      1,058,127

      Total current liabilities                             1,058,127

      Long-term debt                                        3,919,338

Total liabilities                                           4,977,465

Stockholders' Equity
      Common stock                                              5,000
      Additional paid-in capital                              296,305
      Accumulated deficit                                    (309,498)

      Total stockholders' equity                               (8,193)

Total Liabilities and Stockholders'
 Equity                                                     4,969,272

                               CAMPERS WORLD, INC.
                             STATEMENT OF OPERATIONS
                              THROUGH JUNE 30, 2003


REVENUES

Sales                                                       9,161,539
Cost of Sales                                               7,944,585

Gross Profit                                                1,216,954

OPERATING EXPENSES
      Selling, general and administrative
      expenses                                                865,285
      Other expenses                                          178,229

      Total Operating Expenses                              1,043,514

      Other Income (Expense)                                        -

Net (loss) income                                             173,440

                            CLEAR LAKE TRAILERS, INC.
                                  BALANCE SHEET
                                  JUNE 30, 2003


ASSETS

Current Assets:
      Cash                                                     (35,431)
      Accounts receivable, net                                  25,676
      Inventory                                                325,404
      Other current assets                                       3,449

      Total current assets                                     319,098

      Property and equipment, net                               95,912
      Other long-term assets, net                               53,683

Total Assets                                                   468,693


LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities:
      Notes payable                                             61,182
      Accounts payable                                         342,963

      Total current liabilities                                404,145

      Long-term debt                                           247,716

Total liabilities                                              651,861

Stockholders' Equity
      Common stock                                              70,000
      Additional paid-in capital                               645,728
      Accumulated deficit                                     (898,896)

      Total stockholders' equity                              (183,168)

Total Liabilities and Stockholders'
  Equity                                                       468,693

                            CLEAR LAKE TRAILERS, INC.
                             STATEMENT OF OPERATIONS
                              THROUGH JUNE 30, 2003


REVENUES

Sales                                                        1,106,647
Cost of Sales                                                  929,487

Gross Profit                                                   177,160

OPERATING EXPENSES
      Selling, general and administrative
      expenses                                                 186,747
      Other expenses                                            86,534

      Total Operating Expenses                                 273,281

      Other Income (Expense)                                         -

Net (loss) income                                              (96,121)

                       TWISTER TRAILER MANUFACTURING, INC.
                                  BALANCE SHEET
                                  JUNE 30, 2003

ASSETS

Current Assets:
      Cash                                                          7,275
      Accounts receivable, net                                          -
      Inventory                                                    71,525
      Other current assets                                              -

      Total current assets                                         78,800

      Property and equipment, net                                  22,810
      Other long-term assets, net                                       -

Total Assets                                                      101,610


LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities:
      Notes payable                                                92,848
      Accounts payable                                             27,070

      Total current liabilities                                   119,918

      Long-term debt                                              165,887

Total liabilities                                                 285,805

Stockholders' Equity
      Common stock                                                 54,196
      Additional paid-in capital                                        -
      Accumulated deficit                                        (238,391)

      Total stockholders' equity                                 (184,195)

Total Liabilities and Stockholders' Equity                        101,610

                       TWISTER TRAILER MANUFACTURING, INC.
                             STATEMENT OF OPERATIONS
                              THROUGH JUNE 30, 2003


REVENUES

Sales                                                             201,283
Cost of Sales                                                     136,244

Gross Profit                                                       65,039

OPERATING EXPENSES
      Selling, general and administrative
      expenses                                                     54,263
      Other expenses                                                    -

      Total Operating Expenses                                     54,263

      Other Income (Expense)                                            -

Net (loss) income                                                  10,776

               UNAUDITED PRO-FORMA FINANCIAL STATEMENTS


The following unaudited pro-forma condensed combined balance sheet aggregates the balance sheet of X-Net Services Corp. (a Nevada corporation) ("X-Net") and the balance sheet of Third Millennium Industries, Inc. (a Nevada corporation) ("Third") as of June 30, 2003, accounting for the transaction as a recapitalization of Third with the issuance of shares for the net assets of X-Net (a reverse acquisition) and using the assumptions described in the accompanying notes, giving effect to the transaction as if the transaction had occurred as of the end of the period. The transaction was not completed as of June 30, 2003.

The following unaudited pro forma condensed combined statements of operations combine the results of operations of X-Net and Third for the six months ended June 30, 2003 and the year ended December 31, 2002 as if the transaction had occurred as of the beginning of each of the respective periods.

The pro-forma condensed combined financial statements are presented for information purposes only and do not purport to represent what X-Net's financial position or results of operations would have been had the Third acquisition in fact occurred on the dates assumed or that may result from future operations. These pro-forma financial statements should be read in conjunction with the historical financial statements included in X-Net's previous filings with the Securities and Exchange Commission, and the audited financial statements of Third Millennium Industries, Inc., Campers World, Inc., Clear Lake Trailers, Inc., and Twister Trailers Manufacturing, Inc., included therein.

                                                   X-NET SERVICES CORPORATION
                                                  (A DEVELOPMENT STAGE COMPANY)
                                      UNAUDITED PRO-FORMA CONDENSED COMBINED BALANCE SHEET
                                                          JUNE 30, 2003


                                                   Third        Campers  Clear Lake   Twisters    Pro-forma
                                       X-Net     Millenium       World    Trailers    Trailers   Adjustments     Pro-forma
                                      -------    ---------      -------  ----------   --------   -----------     ---------
ASSETS

Current Assets:
      Cash                            201,130        7,676       17,497    (35,431)      7,275           -         198,147
      Accounts receivable, net          4,284            -      740,658     25,676           -           -         770,618
      Inventory                             -            -    3,933,048    325,404      71,525           -       4,329,977
      Other current assets             15,000      153,752        5,744      3,449           -           -         177,945

      Total current assets            220,414      161,428    4,696,947    319,098      78,800           -       5,476,687

      Property and equipment, net       3,666      368,337      261,006     95,912      22,810           -         751,731
      Goodwill                              -            -            -          -           -           -  [A]          -
      Investment in subsidiary              -            -            -          -           -           -               -
      Other long-term assets, net           -            -       11,319     53,683           -           -          65,002

Total Assets                          224,080      529,765    4,969,272    468,693     101,610           -       6,293,420


LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities:
      Notes payable                         -      463,875            -     61,182      92,848     281,333  [B]    899,238
      Accounts payable                      -      345,685    1,058,127    342,963      27,070           -       1,773,845

      Total current liabilities             -      809,560    1,058,127    404,145     119,918     281,333       2,673,083

      Long-term debt                        -            -    3,919,338    247,716     165,887     266,667  [B]  4,599,608

Total liabilities                           -      809,560    4,977,465    651,861     285,805     548,000       7,272,691

Stockholders' Equity
      Common stock - par value $.001,
      25,000,000 shares authorized,
      11,700,000 shares issued and
      outstanding                       1,500        1,000        5,000     70,000      54,196    (119,963) [C]     11,733
      Additional paid-in capital      268,392      462,350      296,305    645,728           -  (1,672,775) [C]          -
      Accumulated deficit             (45,812)    (743,145)    (309,498)  (898,896)   (238,391)  1,244,738  [C]   (991,004)

      Total stockholders' equity      224,080     (279,795)      (8,193)  (183,168)   (184,195)   (548,000)       (979,271)

Total Liabilities and Stockholders'
  Equity                              224,080      529,765    4,969,272    468,693     101,610           -       6,293,420

                                                   X-NET SERVICES CORPORATION
                                                  (A DEVELOPMENT STAGE COMPANY)
                                 UNAUDITED PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                              FOR THE YEAR ENDED DECEMBER 31, 2002


                                                   Third        Campers  Clear Lake   Twisters    Pro-forma
                                       X-Net     Millenium       World    Trailers    Trailers   Adjustments     Pro-forma
                                      -------    ---------      -------  ----------   --------   -----------     ---------
REVENUES

Sales                                  18,370            -   17,641,514  4,059,096     479,151           -      22,198,131
Cost of Sales                               -            -   15,661,221  3,490,592     380,198           -      19,532,011

Gross Profit                           18,370            -    1,980,293    568,504      98,953           -       2,666,120

OPERATING EXPENSES
      Selling, general and
      administrative expenses          40,903      376,677    1,868,522    786,614     100,425           -       3,173,141
      Other operating expenses              -            -            -          -           -           -               -

      Total Operating Expenses         40,903      376,677    1,524,908    786,614     100,425           -       2,829,527

      Other Income (Expense)            3,355            -     (363,853)  (367,143)    (22,815)    (35,840) [D]   (786,296)

Net (loss) income                     (19,178)    (376,677)      91,532   (585,253)    (24,287)          -        (913,863)

Basic loss per common share             (0.01)                                                                       (0.08)

Diluted loss per common share           (0.01)                                                                       (0.07)

Shares used in basic loss per
 common share                       1,500,000                                                                   11,700,000

Shares used in diluted loss
 per common share                   2,383,333                                                                   12,583,333

                                                   X-NET SERVICES CORPORATION
                                                  (A DEVELOPMENT STAGE COMPANY)
                                 UNAUDITED PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                             FOR THE SIX MONTHS ENDED JUNE 30, 2003


                                                   Third        Campers  Clear Lake   Twisters    Pro-forma
                                       X-Net     Millenium       World    Trailers    Trailers   Adjustments     Pro-forma
                                      -------    ---------      -------  ----------   --------   -----------     ---------
REVENUES

Sales                                       -            -    9,161,539  1,106,647     201,283           -      10,469,469
Cost of Sales                               -            -    7,944,585    929,487     136,244           -       9,010,316

Gross Profit                                -            -    1,216,954    177,160      65,039           -       1,459,153

OPERATING EXPENSES
      Selling, general and
      administrative expenses           2,288      366,468      865,285    186,747      54,263           -       1,475,051
      Other expenses                        -            -      178,229     86,534                       -         264,763

      Total Operating Expenses          2,288      366,468    1,043,514    273,281      54,263           -       1,739,814

      Other Income (Expense)            1,104            -            -                            (17,920) [D]    (16,816)

Net (loss) income                      (1,184)    (366,468)     173,440    (96,121)     10,776           -        (279,557)

Basic loss per common share             (0.00)                                                                       (0.02)

Diluted loss per common share           (0.00)                                                                       (0.02)

Shares used in basic loss per
  common share                      1,500,000                                                                   11,700,000

Shares used in diluted loss per
  common share                      2,383,333                                                                   12,583,333


              NOTES TO THE UNAUDITED PRO-FORMA FINANCIAL STATEMENTS

1) The acquisition of Millenium by X-Net is considered a "reverse merger transaction" and is accounted for under the purchase method of accounting. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their fair values. No adjustments have been made in the pro forma balance sheet to the carrying values of the X-Net assets acquired and liabilities assumed since management believes that their carrying values approximate their fair values.

2) Purchase price allocations:


                             Third Millenium   Campers    Clear Lake   Twister
                              (consolidated)    World      Trailers    Trailers
                              -------------------------------------------------

  Current assets                5,256,273    4,696,947      319,098     78,800
  Property and equipment, net     748,065      261,006       95,912     22,810
  Other long-term assets, net      65,002       11,319       53,683          -

  Total assets acquired         6,069,340    4,969,272      468,693    101,610

  Current liabilities           2,673,083    1,058,127      404,145    119,918
  Long-term liabilities         4,599,608    3,919,338      247,716    165,887

  Total liabilities assumed     7,272,691    4,977,465      651,861    285,805

  Purchase price               10,200,000    1,148,000      150,000    225,000

  Goodwill                        [E]        1,156,192      333,168    409,195


3) Adjustments:

[A] To record goodwill resulting from the excess of the cost of the acquired entities over the net amounts assigned to assets acquired and liabilities assumed. Also, to eliminate previously recorded goodwill as a result of the reverse merger transaction between X-Net and Third Millenium.

[B] To record consideration given by Third Millenium to Campers World in the form of notes payable.

[C] To record the issuance of common stock as consideration for the acquisitions, and to record entries to eliminate stockholders' equity and results of operations of subsidiaries. Also, as the merger between X-Net and Third Millenium is considered a capital transaction, with no recording of goodwill, these entries reflect the necessary reduction to additional paid-in capital and increase in the accumulated deficit.

[D] Pro forma adjustments to interest expense arising from notes issued as consideration for the acquisition of Campers World by Third Millenium.

[E] As the merger between X-Net and Third Millennium is deemed to be a capital transaction in substance, rather than a business combination, no goodwill is recorded.